EXHIBIT 23.1

Consent of Williams &Webster, P.S., Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 Number 333-104308) pertaining to the PhotoWorks, Inc. 1999 Stock Incentive Compensation Plan, as amended, the Registration Statement (Form S-8 Number 333-61048) pertaining to the PhotoWorks, Inc. 1999 Stock Incentive Compensation Plan, as amended and the PhotoWorks, Inc. Individual Nonqualified Option Agreements, the Registration Statement (Form S-8 Number 333-37698) pertaining to PhotoWorks, Inc. 1999 Stock Incentive Compensation Plan, the Registration Statement (Form S-8 Number 333-95277) pertaining to the PhotoWorks, Inc. 1999 Employee Stock Option Plan, the Registration Statement (Form S-8 Number 33-24107) pertaining to the PhotoWorks, Inc. Incentive Stock Option Plan, the Registration Statement (Form S-8 Number 33-36020) pertaining to the PhotoWorks, Inc. 1987 Stock Option Plan, the Registration Statement (Form S-8 Number 33-69530) pertaining to the PhotoWorks, Inc. 1993 Employee Stock Purchase Plan, and the Registration Statement (Form S-8 Number 333-132758) pertaining to options granted to Philippe Sanchez, of our report dated December 29, 2006, , with respect to the consolidated financial statements and schedule of PhotoWorks, Inc. included in the Annual Report (Form 10-KSB) for the year ended September 30, 2006.

/S/ WILLIAMS & WEBSTER, P.S.

Seattle, Washington

December 29, 2006

Exhibit 31.1

CERTIFICATION

I, Andy Wood, certify that:

1.	I have reviewed this annual report on Form 10KSB of PhotoWorks, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report)

that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: January 5, 2007

/s/ ANDY WOOD

Andy Wood

Chief Executive Officer and President

Exhibit 31.2

CERTIFICATION

I, Bruce Fischer, certify that:

1.	I have reviewed this annual report on Form 10KSB of PhotoWorks, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.

The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a)

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: January 5, 2007

/s/ Bruce Fischer

Chief Financial Officer

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PhotoWorks, Inc. (the "Company") on Form 10-KSB for the year ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Andy Wood, Chief Executive Officer of the Company, and Bruce Fischer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/	Andy Wood	Date: January 5, 2007

Andy Wood

/s/ Bruce Fischer
Bruce Fischer